                                                                    EXHIBIT 10.5

            FIRST AMENDMENT TO CREDIT AGREEMENT AND LIMITED CONSENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND LIMITED CONSENT (this "Amendment"), dated as of May 17, 2001, among NEXSTAR FINANCE, L.L.C., a
----------
Delaware limited liability company (the "Borrower"), NEXSTAR BROADCASTING GROUP,
                                         --------
L.L.C., a Delaware limited liability company (the "Ultimate Parent"), the other
                                                   ---------------
Parent Guarantors (as such term is defined in the hereinafter described Credit Agreement) parties to this Amendment, the several Banks (as such term is defined in the hereinafter described Credit Agreement) parties to this Amendment, and BANK OF AMERICA, N.A., as Administrative Agent for the Banks (in such capacity, the "Administrative Agent").
     --------------------

                               R E C I T A L S:

     A. The Borrower, the Ultimate Parent, the other Parent Guarantors, the Administrative Agent, Barclays Bank PLC, as Syndication Agent, First Union National Bank, as Documentation Agent, and the several Banks parties thereto entered into that certain Credit Agreement dated as of January 12, 2001 (as the same may be amended, modified, restated, supplemented, renewed, extended, increased, rearranged and/or substituted from time to time, the "Credit
                                                                 ------
Agreement").  Capitalized terms used and not otherwise defined herein shall have
---------
the meanings ascribed to them in the Credit Agreement.

     B. Nexstar Finance Holdings proposes to issue $36,988,000 aggregate principal amount of its 16% Senior Discount Notes due 2009 (the "Holdings Senior
                                                                 ---------------
Discount Notes") pursuant to an Indenture (the "Holdings Senior Discount Notes
--------------                                  ------------------------------
Indenture") having such covenants and other terms and provisions as are
---------
described in that certain Offering Memorandum dated as of May 17, 2001. The Holdings Senior Discount Notes are to be issued in units (the "Units") linked to
                                                               -----
shares of non-voting Class B Common Stock of Nexstar Equity Corp., a Delaware corporation ("Nexstar Equity"), 100% of the issued and outstanding voting Class
              --------------
A Common Stock of which is owned directly by ABRY L.P. III, and the sole asset of which is a 1% membership interest in the Ultimate Parent. In connection with such joint issuance as Units of the Holdings Senior Discount Notes and the shares of Nexstar Equity Class B Common Stock, Nexstar Equity and certain Nexstar Entities intend to enter into certain agreements and arrangements, as more fully described herein.

     C. As a condition to the issuance of the Holdings Senior Discount Notes, the Ultimate Parent is required to guarantee the payment of the Holdings Senior Discount Notes and the performance and observance of the covenants and other terms and provisions of the Holdings Senior Discount Notes Indenture (the "Holdings Senior Discount Notes Guarantee") until such time as certain
-----------------------------------------
promissory notes issued by Nexstar Finance Holdings to the Ultimate Parent no longer rank equal in right of payment with the Holdings Senior Discount Notes, which Nexstar Finance Holdings proposes to accomplish by (i) creating, on or before November 30, 2001, a new Wholly-Owned Subsidiary, (ii) causing such new Wholly-Owned Subsidiary to assume the Holdings Senior Discount Notes and all of Nexstar Finance Holdings' obligations with respect thereto and (iii) obtaining from the holders of the Holdings Senior Discount Notes the full and unconditional release therefrom of Nexstar Finance Holdings.

     D. The issuance by Nexstar Finance Holdings of the Holdings Senior Discount Notes may presently be prohibited by Section 8.05 of the Credit Agreement inasmuch as the Indebtedness evidenced thereby may not fall within the definition of "Permitted Holdings Unsecured Indebtedness" set forth in Section
1.01 of the Credit Agreement.

     E. The agreements and arrangements among Nexstar Equity and certain Nexstar Entities referred to in Recital B above are presently prohibited by
Section 8.06 of the Credit Agreement, and the authorization, declaration and payment by the Borrower and the Parent Guarantors of Dividends required in order to enable the Ultimate Parent to reimburse certain expenses of Nexstar Equity pursuant to one of such agreements is presently prohibited by Section 8.10 of the Credit Agreement.

     F. The providing by the Ultimate Parent of the Holdings Senior Discount Notes Guarantee is also presently prohibited by Section 8.05 of the Credit Agreement.

     G. The Borrower and the Ultimate Parent have requested that the Banks: (i) consent to the entering into by certain Nexstar Entities of the agreements and arrangements referred to in Recital B above, the reimbursement by the Ultimate Parent of certain expenses of Nexstar Equity pursuant to one of such agreements, and the authorization, declaration and payment of Dividends by the Borrower and each Parent Guarantor for the purpose of providing sufficient funds to the Ultimate Parent to enable it to reimburse such expenses; (ii) consent to the providing by the Ultimate Parent of the Holdings Senior Discount Notes Guarantee and its existence as an outstanding obligation of the Ultimate Parent for a limited period of time; (iii) agree to amend the definitions of "Nexstar Finance Holdings" and "New Holding Company" to accommodate and reflect the organizational restructuring described in Recital C above; and (iv) agree to amend the definition of "Permitted Holdings Unsecured Indebtedness" set forth in
Section 1.01 of the Credit Agreement in order to permit the issuance by Nexstar Finance Holdings of the Holdings Senior Discount Notes, each as more fully described hereinbelow.

     H. The several Banks parties to this Amendment (which Banks constitute the Majority Banks required under the Credit Agreement to grant the consents and effect the amendments intended hereby) are willing to grant the above-described consents and agree to the above-described amendments, subject in each case to the performance and observance in full of each of the covenants, terms and conditions, and in reliance upon all of the representations and warranties of the Borrower and the Parent Guarantors, set forth herein.

     NOW, THEREFORE, in consideration of the premises and the covenants, terms, conditions, representations and warranties herein contained, the parties hereto agree hereby as follows:

     Section 1. AMENDMENTS TO CREDIT AGREEMENT. Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties of the Borrower and the Parent Guarantors herein contained, the Borrower, the Parent Guarantors and the several Banks parties to this Amendment (which Banks constitute the Majority Banks required under the Credit Agreement to effect the following amendments) hereby agree to amend the Credit Agreement, effective as of the Amendment Effective Date (as hereinafter defined), as follows:

     (a)   The definition of "Nexstar Finance Holdings" set forth in Section
1.01 of the Credit Agreement is amended by deleting it in its entirety and replacing it with the following:

           "  "Nexstar Finance Holdings" means: (i) Nexstar Finance Holdings,
               ------------------------
     L.L.C., a Delaware limited liability company and a Nexstar Entity, until such time as the Indebtedness evidenced by the 16% Senior Discount Notes issued May 17, 2001 by Nexstar Finance Holdings, L.L.C. in the aggregate principal amount of $36,988,000 has been assumed by a new direct Wholly-Owned Subsidiary of Nexstar Finance Holdings, L.L.C., Nexstar Finance Holdings, L.L.C. has been fully and unconditionally released therefrom and Nexstar Finance Holdings, L.L.C. has assigned and transferred to such new direct Wholly-Owned Subsidiary 100% of the Capital Stock of the Borrower; and (ii) such new direct Wholly-Owned Subsidiary of Nexstar Finance Holdings, L.L.C. at all times thereafter."

     (b) The definition of "New Holding Company" set forth in Section 1.01 of the Credit Agreement is amended by deleting it in its entirety and replacing it with the following:

           "  "New Holding Company" means Nexstar Finance Holdings, L.L.C., a
               -------------------
     Delaware limited liability company and a Nexstar Entity, at all times from and after such time as the Indebtedness evidenced by the 16% Senior Discount Notes issued May 17, 2001 by Nexstar Finance Holdings, L.L.C. in the aggregate principal amount of $36,988,000 has been assumed by a new direct Wholly-Owned Subsidiary of Nexstar Finance Holdings, L.L.C., Nexstar Finance Holdings, L.L.C. has been fully and unconditionally released therefrom and Nexstar Finance Holdings, L.L.C. has assigned and transferred to such new direct Wholly-Owned Subsidiary 100% of the Capital Stock of the Borrower."

     (c) The definition of "Permitted Holdings Unsecured Indebtedness" set forth in Section 1.01 of the Credit Agreement is amended by deleting in its entirety clause (v) thereof and renumbering clause (vi) thereof as new clause
(v).

           Section 2. LIMITED CONSENTS. Subject to the covenants, terms and conditions set forth in this Amendment, and in reliance upon the representations and warranties of the Borrower and the Parent Guarantors herein contained, the several Banks parties to this Amendment (which Banks constitute the Majority Banks required under the Credit Agreement to effect the following consents) hereby consent to the following:

           (a) The providing by the Ultimate Parent of the Holdings Senior Discount Notes Guarantee in substantially the form contained in the draft Holdings Senior Discount Notes Indenture provided to the Administrative Agent and its counsel on May 16, 2001, and the existence of the Holdings Senior Discount Notes Guarantee as an obligation of the Ultimate Parent until the earlier of (i) November 30, 2001 and (ii) the date the Indebtedness evidenced by those certain two promissory notes in the respective face principal amounts of $20,531,402 and $11,355,000, each dated December 31, 2000 and issued by Nexstar Finance Holdings to the Ultimate Parent no longer ranks equal in right of payment to the Indebtedness evidenced by the Holdings Senior Discount Notes.

     (b) The entering into and performance by the Nexstar Entities indicated below of the following agreements and arrangements in connection with the joint issuance as Units of the Holdings Senior Discount Notes and the shares of Nexstar Equity Class B Common Stock, each in substantially the form provided to the Administrative Agent and its counsel on or about May 16, 2001:

           (i) Purchase Agreement by and among Nexstar Finance Holdings, Nexstar Finance Holdings, Inc., Nexstar Equity, the Ultimate Parent and the initial purchasers of Units party thereto, relating to the issuance and sale of the Units;

           (ii) Unit Agreement by and among Nexstar Finance Holdings, Nexstar Finance Holdings, Inc., Nexstar Equity, the Ultimate Parent and United States Trust Company of New York, as the Unit Agent, governing the Units;

           (iii) Units issued and sold to the initial purchasers thereof;

           (iv) Investor Rights Agreement by and between the Ultimate Parent and Nexstar Equity;

           (v) Amended and Restated Limited Liability Company Agreement of the Ultimate Parent by and among the Ultimate Parent, Nexstar Equity and the other members of the Ultimate Parent party thereto; and

           (vi) Reimbursement Agreement by and between the Ultimate Parent and Nexstar Equity, providing for the reimbursement by the Ultimate Parent of out-of-pocket expenses incurred by Nexstar Equity in connection with maintaining its corporate existence, filing tax returns, maintaining directors' and officers' insurance and such other activities deemed necessary by Nexstar Equity's board of directors and agreed to by the Ultimate Parent, provided, that the aggregate amount of such expenses
                      --------
     reimbursed by the Ultimate Parent in any fiscal year may not exceed
     $40,000.

     (c) The authorization, declaration and payment by the Borrower and each Parent Guarantor to their respective shareholders, partners or members, as applicable, for the purpose of providing sufficient funds to the Ultimate Parent to enable it to reimburse such expenses of Nexstar Entity pursuant to the above-described Reimbursement Agreement, subject to the dollar limitation set forth hereinabove, and so long as no Default or Event of Default exists both before and after giving effect to such Dividends.

The consents set forth in this Section 2 are limited to the extent specifically
                               ---------
set forth above and no other terms, covenants or provisions of the Credit Agreement are intended to be affected hereby.

     Section 3.  CONDITIONS PRECEDENT.   The parties hereto agree that this
Amendment and the consents and amendments to the Credit Agreement contained herein shall not be effective until the satisfaction of each of the following conditions precedent:

     (a) Execution and Delivery of this Amendment. The Administrative Agent shall have received a copy of this Amendment executed and delivered by each of the applicable Credit Parties and by Banks constituting Majority Banks.

     (b) Representations and Warranties. Each of the representations and warranties made in this Amendment shall be true and correct on and as of the Amendment Effective Date as if made on and as of such date, both before and after giving effect to this Amendment.

     Section 4. REPRESENTATIONS AND WARRANTIES. To induce the Administrative Agent and the several Banks parties hereto to enter into this Amendment and to grant the consents and amendments contained herein, each of the Borrower and the Parent Guarantors represents and warrants to the Administrative Agent and the Banks as follows:

     (a) Authorization; No Contravention. The execution, delivery and performance by the applicable Credit Parties of this Amendment have been duly authorized by all necessary partnership, corporate or limited liability company action, as applicable, and do not and will not (i) contravene the terms of any Charter Documents of any Credit Party, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which any Credit Party is a party or any order, injunction, writ or decree of any Governmental Authority to which any Credit Party is a party or its property is subject, or (iii) violate any Requirement of Law.

     (b) Governmental Authorization. No approval, consent, exemption, authorization or other action by, or notice to, or filing with or approvals required under state blue sky securities laws or by any Governmental Authority is necessary or required in connection with the execution, delivery, performance or enforcement of this Amendment.

     (c) No Default. No Default or Event of Default exists under any of the Loan Documents. No Credit Party is in default under or with respect to (i) its Charter Documents or (ii) any material Contractual Obligation of such Person. The execution, delivery and performance of this Amendment shall not result in any default under any Contractual Obligation of any Credit Party in any respect.

     (d) Binding Effect. This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of the Credit Parties that are parties thereto, enforceable against such Credit Parties in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles of general applicability.

     (e) Representations and Warranties. The representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, both before and after giving effect to the amendments contemplated in this Amendment, as if such representations and warranties were being made on and as of the Amendment Effective Date.

     Section 5.  MISCELLANEOUS

     (a) Ratification and Confirmation of Loan Documents. Except for the specific consents and amendments expressly set forth in this Amendment, the terms, provisions, conditions and covenants of the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Amendment shall not in any manner operate as a waiver of, consent to or amendment of any other term, provision, condition or covenant of the Credit Agreement or any other Loan Document. Without limiting the generality of the foregoing, the consents set forth in Section 2 of this Amendment shall be limited precisely as set forth
         ---------
above, and nothing in this Amendment shall be deemed (i) to constitute a waiver of compliance or consent to noncompliance by any of the Credit Parties with respect to any other term provision, condition or covenant of the Credit Agreement or other Loan Documents; (ii) to prejudice any right or remedy that the Administrative Agent or the Banks may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document; or
(iii) to constitute a waiver of compliance or consent to noncompliance by any of the Credit Parties with respect to the terms, provisions, conditions and covenants of the Credit Agreement made the subject hereof, other than as specifically set forth herein and for the time periods specifically set forth herein.

     (b) Fees and Expenses. The Borrower and the Parent Guarantors jointly and severally agree to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

     (c) Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     (d) APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

     (e) Counterparts and Amendment Effective Date. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective when (i) each of the conditions precedent set forth in Section 3 of
                                                                 ---------
this Amendment have been satisfied and (ii) the Administrative Agent has received counterparts of this Amendment executed by the Borrower, the Parent Guarantors, each of the other Guarantors and the Banks constituting Majority Banks (the "Amendment Effective Date").
            ------------------------

     (f) Affirmation of Guarantees. Notwithstanding that such consent is not required thereunder, each of the Parent Guarantors and the other Guarantors hereby consent to the execution and delivery of this Amendment by the parties hereto and reaffirm their respective obligations under each of their respective Guaranty Agreements.

     (g) FINAL AGREEMENT. THIS AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


     [Remainder of Page Intentionally Left Blank; Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers effective as of the Amendment Effective Date.

                               BORROWER:

                               NEXSTAR FINANCE, L.L.C.

                               By:______________________________________________
                               Name:
                               Title:

                               PARENT GUARANTORS:

                               NEXSTAR BROADCASTING GROUP, L.L.C.
                               NEXSTAR BROADCASTING OF
                                NORTHEASTERN PENNSYLVANIA, INC.
                               NEXSTAR BROADCASTING OF JOPLIN, INC.
                               NEXSTAR BROADCASTING OF ERIE, INC.
                               NEXSTAR BROADCASTING OF
                                BEAUMONT/PORT ARTHUR,INC.
                               NEXSTAR BROADCASTING OF WICHITA
                                FALLS, INC.
                               NEXSTAR BROADCASTING OF ROCHESTER,
                                INC.
                               NEXSTAR BROADCASTING OF ABILENE, INC.
                               ERC HOLDINGS, INC.
                               NEXSTAR MIDWEST HOLDINGS, INC.
                               NEXSTAR BROADCASTING OF
                                CHAMPAIGN, INC.
                               NEXSTAR BROADCASTING OF PEORIA, INC.
                               NEXSTAR BROADCASTING OF MIDLAND-
                                ODESSA, INC.
                               NEXSTAR BROADCASTING OF LOUISIANA,
                                INC.
                               NEXSTAR FINANCE HOLDINGS, L.L.C.
                               NEXSTAR FINANCE HOLDINGS, INC.


                               By: _____________________________________________
                               Name:
                               Title:

                                     ADMINISTRATIVE AGENT AND BANKS:

                                     BANK OF AMERICA, N.A.,
                                     as Administrative Agent and as a Bank

                                         /s/ Steven P. Renwick
                                     By: _______________________________________
                                     Name: Steven P. Renwick
                                     Title: Vice President


                                     BARCLAYS BANK PLC,
                                     as a Bank

                                         /s/ Daniele Iacovone
                                     By: _______________________________________
                                     Name: Daniele Iacovone
                                     Title: Director


                                     FIRST UNION NATIONAL BANK,
                                     as a Bank


                                     By: _______________________________________
                                     Name:
                                     Title:


                                     FIRSTAR BANK, N.A.,
                                     as a Bank


                                     By: _______________________________________
                                     Name:
                                     Title:


                                     CIBC INC.,
                                     as a Bank


                                     By: _______________________________________
                                     Name:
                                     Title:

OTHER GUARANTORS (for purposes of Section 5(f) hereof):

NEXSTAR BROADCASTING OF ABILENE, L.L.C.
NEXSTAR BROADCASTING OF BEAUMONT/ PORT ARTHUR, L.L.C.
NEXSTAR BROADCASTING OF CHAMPAIGN, L.L.C.
ENTERTAINMENT REALTY CORPORATION
NEXSTAR BROADCASTING OF ERIE, L.L.C.
NEXSTAR BROADCASTING OF JOPLIN, L.L.C.
NEXSTAR BROADCASTING OF LOUISIANA, L.L.C.
NEXSTAR BROADCASTING OF MIDLAND-ODESSA, L.L.C.
NEXSTAR BROADCASTING OF THE MIDWEST, INC.
NEXSTAR BROADCASTING GROUP, INC.
NEXSTAR BROADCASTING OF NORTHEASTERN PENNSYLVANIA, L.L.C.
NEXSTAR FINANCE, INC.
NEXSTAR BROADCASTING OF PEORIA, L.L.C.
NEXSTAR BROADCASTING OF ROCHESTER, L.L.C.
NEXSTAR BROADCASTING OF WICHITA FALLS, L.L.C.

By: ____________________________________
Title: __________________ of each of the
       above-named entities


BASTET BROADCASTING, INC.


By: _____________________________________
Name:
Title:

MISSION BROADCASTING OF WICHITA FALLS, INC.



By: _____________________________________
Name:
Title: